Exhibit 99.1

Clearwater Analytics Announces Fourth Quarter and Full Year 2022 Financial Results

Q4 2022 Revenue of $82.7 million, up 19% year-over-year

Full Year 2022 Revenue of $303.4 million, up 20% year-over-year

Q4 2022 EBITDA margin of 29.4%; Q4 2022 Free Cash Flows of $16.6 million

Q4 2022 Gross Revenue Retention Rate of 98%; Net Revenue Retention Rate of 106%

BOISE, Idaho — February 21, 2023 — Clearwater Analytics Holdings, Inc. (NYSE: CWAN) (“Clearwater Analytics” or the “Company”), a leading provider of SaaS-based investment accounting, reporting, and analytics solutions, today announced its financial results for the quarter and year ended December 31, 2022.

	Fourth Quarter 2022	Full Year 2022
Revenue	$82.7 million	$303.4 million
Year-over-Year Revenue Growth %	18.5%	20.4%
Annualized Recurring Revenue (ARR)[1]		$323.5 million
Year-over-Year ARR Growth %		16.4%
Net Loss	$(2.0) million	$(6.7) million
Net Loss Margin %	(2.4)%	(2.2)%
Adjusted EBITDA	$24.3 million	$81.1 million
Adjusted EBITDA Margin %	29.4%	26.7%

1ARR is a point in time metric, therefore fourth quarter 2022 and full year 2022 results are the same.

“I am proud to report that 2022 was our strongest year on record. We welcomed marquee clients across the globe, displaced legacy vendors, drove R&D and technology innovation, and empowered our clients to gain tremendous efficiency. While the world continues to face a challenging macroeconomic environment with both high interest rates and high inflation, we balanced growth and profitability while generating strong cash flow,” said Sandeep Sahai, Chief Executive Officer. “The leadership team, and frankly the entire company, demonstrated resiliency with agile and deliberate adjustments to our business model. This promises to help us maintain our momentum, grow our leadership position, and further underscores what differentiates Clearwater.”

Fourth Quarter 2022 Financial Results Summary

•
Revenue: Total revenue for the fourth quarter of 2022 reached $82.7 million, an increase of 18.5%, from $69.8 million in the fourth quarter of 2021. Results for the fourth quarter of and fiscal year 2022 include the results of the JUMP Technology acquisition from December 1, 2022.
•
Gross Profit: Gross profit for the fourth quarter of 2022 was $59.7 million, compared with $49.6 million in the fourth quarter of 2021. Non-GAAP gross profit for the fourth quarter of 2022 was $62.6 million, which equates to a 75.7% non-GAAP gross margin.
•
Net Income/(Loss): Net loss for the fourth quarter of 2022 was $2.0 million compared with net income of $0.1 million in the fourth quarter of 2021. In the fourth quarter of 2022, the Company recorded a $5.9 million expense related to its Tax Receivable Agreement and $0.4 million in transaction expenses related to the JUMP Technology acquisition. Non-GAAP net income for the fourth quarter of 2022 increased by 23.3% to $17.2 million from $14.0 million in the fourth quarter of 2021.
•
Adjusted EBITDA: Adjusted EBITDA for the fourth quarter of 2022 was $24.3 million, compared with $20.1 million in the fourth quarter of 2021. Adjusted EBITDA margin for the fourth quarter of 2022 was 29.4%.
•
Cash Flows: Operating cash flows for the fourth quarter were $18.5 million. Free cash flows for the fourth quarter were $16.6 million, compared with $10.9 million in the fourth quarter of 2021. Free cash flows reflected a 68% conversion of Adjusted EBITDA to free cash flow.

•
Net Loss Per Share and Non-GAAP Net Income Per Share attributable to Clearwater Analytics Holdings, Inc.: Net loss per basic and diluted share was $0.02 in the fourth quarter of 2022. Non-GAAP net income per basic share was $0.09, and non-GAAP net income per diluted share was $0.07 in the fourth quarter of 2022.
•
Cash, cash equivalents and short-term investments were $255.6 million as of December 31, 2022, compared to $254.6 million as of December 31, 2021.

Fourth Quarter and Full Year 2022 Key Metrics Summary

•
Annualized Recurring Revenue: As of December 31, 2022, annualized recurring revenue (“ARR”) reached $323.5 million and includes $6.4 million of JUMP Technology’s ARR, an increase of 16.4% from $277.8 million as of December 31, 2021.

ARR is calculated at the end of a period by dividing the recurring revenue in the last month of such period by the number of days in the month and multiplying by 365.

•
Gross Revenue Retention Rate: As of December 31, 2022, the gross revenue retention rate was 98%. The Company has reported a gross revenue retention rate of approximately 98% for sixteen consecutive quarters.

Gross revenue retention rate represents annual contract value (“ACV”) at the beginning of the 12-month period ended on the reporting date less client attrition over the prior 12-month period, divided by ACV at the beginning of the 12-month period, expressed as a percentage. ACV is comprised of annualized recurring revenue plus contracted-not-billed revenue, which represents the estimated annual contracted revenue for new and existing client opportunities prior to revenue recognition.

•
Net Revenue Retention Rate: As of December 31, 2022, the net revenue retention rate was 106%, an increase from 103% as of September 30, 2022. The new pricing construct continues to bear fruit and reduces volatility in ARR.

Net revenue retention rate is the percentage of recurring revenue from clients on the platform for 12 months and includes changes from the addition, removal, or value of assets on our platform, contractual changes that have an impact to annualized recurring revenues and lost revenue from client attrition.

•
Clients: As of December 31, 2022, the Company, including JUMP Technology, had 1,262 clients, and 67 clients that contributed at least $1.0 million in ARR.
•
Assets Under Management (AUM): As of December 31, 2022, the platform processes and reports on $6.4 trillion assets daily, compared to $5.9 trillion assets daily as of December 31, 2021.

Recent Business Highlights

•
In the last one hundred days of 2022, two more of the top twenty insurers by AUM in the U.S. chose to move off legacy platforms and migrate to the Clearwater platform.
•
Clearwater Analytics announced that it completed the acquisition of Paris, France-based JUMP Technology. In the fourth quarter of 2022, JUMP Technology contributed $2.7 million in revenue. The transaction expands Clearwater Analytics’ total addressable market in investment management with a complete end-to-end lifecycle solution. With the addition of JUMP Technology, Clearwater Analytics further positions itself to become an industry-leading provider of innovative, modularized solutions to investment management companies globally. Luxembourg-based insurance provider Cardif Lux Vie selected the Clearwater JUMP solution to meet its asset management, investment accounting, and reporting needs. Cardif Lux Vie cited JUMP Technology now integrated into the Clearwater group for its best-of-breed solutions and dedicated client services team that will enable the insurer to reduce operational risk, comply with regulatory requirements, and achieve greater operational efficiencies.
•
In 2022, Clearwater Analytics focused on building out its multi-product offering by introducing Clearwater Prism and Clearwater LPx. Clearwater Prism and Clearwater LPx have gained traction in the market, solving some of our clients’ most complex investment reporting needs.
o
Clearwater LPx is an investment data platform dedicated to streamlining the accounting process for limited partnerships. Clearwater clients leverage the automated solution to enable significant efficiency gains and solve the operational challenges associated with data aggregation, reconciliation, commitment tracking, document storage, accounting, and reporting. Clients are using Clearwater LPx to gain a full picture of all of their limited partnerships and to automate their NAIC reporting.

o
Clearwater Prism is a reporting engine that combines information from multiple data sources, including those outside of the core Clearwater platform. In 2022, existing client J.P. Morgan Asset Management expanded its relationship with Clearwater Analytics to implement a regulatory reporting solution. The Clearwater platform with Clearwater Prism aggregates data and performs a series of calculations and data validations that generate templated reports for J.P. Morgan Asset Management to comply with a daily regulatory reporting obligation. At Clearwater Connect 2022, J.P. Morgan Asset Management was the recipient of the Partnered for Success award for driving breakthrough efficiencies in investment accounting with Clearwater Analytics.
•
To further expand Clearwater’s footprint within existing clients, Clearwater Analytics continued strong growth momentum across new markets and geographies. In the fourth quarter, we added marquee clients such as Adventist Health System, Avallis Investments, Bimini Advisors, Homestead Advisers Corp., Meeder Investment Management, MSIG Insurance (Thailand) Public Company Limited, Payden & Rygel, PT Asuransi MSIG Indonesia, Robinson Capital Management, and WestCap Management. Singapore-based fund manager Avallis Investments selected Clearwater Analytics to power its investment data management, portfolio analytics, and investment reporting operations in order to drive higher growth across its business. By eliminating the need to manually aggregate, reconcile, and validate data from different sources and systems, Avallis Investments will benefit from having “a single pane of glass” to holistically view their entire investment portfolio and easily respond to unique reporting challenges.
•
In the fourth quarter of 2022, Clearwater Analytics won numerous industry awards, including:
o
RiskTech Buyside 50 award in the Investment Lifecycle in the Insurance/Pensions Fund category
o
WatersTechnology 2022 Buy-Side Technology award for the best buy-side client reporting platform for 2022
o
Award for Excellence 2022 from InsuranceAsia News as the Technology Provider of the Year
o
European Insurance Technology award from InsurancePost as the Best Reg Tech Solution
o
Technology Firm of the Year from Insurance Asset Management

First Quarter and Full Year 2023 Guidance

	First Quarter 2023	Full Year 2023
Revenue	$83 million	$361 million to $364 million
Year-over-Year Growth %	~17%	~19% to 20%
Adjusted EBITDA	$20 million	$97 million to $98 million
Equity-based compensation		~$80 million
Equity-based compensation for JUMP Technology post-acquisition		~$25 million
Depreciation and Amortization		~$9 million
Non-GAAP effective tax rate		25%
Diluted non-GAAP share count		~255 million

Certain components of the guidance given above are provided on a non-GAAP basis only without providing a reconciliation to guidance provided on a GAAP basis. Information is presented in this manner, consistent with Securities and Exchange Commission (the “SEC”) rules, because the preparation of such a reconciliation could not be accomplished without “unreasonable efforts.” The Company does not have access to certain information that would be necessary to provide such a reconciliation, including non-recurring items that are not indicative of the Company’s ongoing operations. The Company does not believe that this information is likely to be significant to an assessment of the Company’s ongoing operations.

Conference Call Details

Clearwater Analytics will hold a conference call and webcast on February 21, 2023, at 5:00 p.m. Eastern time to discuss fourth quarter and full year 2022 financial results, provide a general business update, and respond to analyst questions.

A live webcast of the call will also be available on the Company’s investor relations website. Please visit investors.clearwateranalytics.com at least fifteen minutes prior to the start of the event to register, download and install any necessary audio software.

If you are unable to participate live, a replay of the webcast will be available following the conference call on the Company’s investor relations website, along with the earnings press release, and related financial tables.

About Clearwater Analytics

Clearwater Analytics (NYSE: CWAN), a global, industry-leading SaaS solution, automates the entire investment lifecycle. With a single instance, multi-tenant architecture, Clearwater offers award-winning investment portfolio planning, performance reporting, data aggregation, reconciliation, accounting, compliance, risk, and order management. Each day, leading insurers, asset managers, corporations, and governments use Clearwater’s trusted data to drive efficient, scalable investing on more than $6.4 trillion in assets spanning traditional and alternative asset types. Additional information about Clearwater can be found at clearwateranalytics.com.

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Investor Contact:
Joon Park | +1 415-906-9242 | investors@clearwateranalytics.com

Media Contact:
Claudia Cahill | +1 703-728-1221 | press@clearwateranalytics.com

Use of non-GAAP Information

This press release contains certain non-GAAP measures, including non-GAAP gross profit, non-GAAP gross margin, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net income, non-GAAP net income per diluted share and free cash flow.

The non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. However, the Company believes that this non-GAAP information is useful as an additional means for investors to evaluate its operating performance, when reviewed in conjunction with its GAAP financial statements. These measures should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP, and because these amounts are not determined in accordance with GAAP, they should not be used exclusively in evaluating the Company's business and operations. In addition, undue reliance should not be placed upon non-GAAP or operating information because this information is neither standardized across companies nor subjected to the same control activities and audit procedures that produce the Company's GAAP financial results.

The Company's non-GAAP statement of operations measures, including non-GAAP gross profit, non-GAAP gross margin, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net income, non-GAAP net income per diluted share and free cash flow, are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of its ongoing operations. These adjusted measures exclude the impact of share-based compensation and eliminate potential differences in results of operations between periods caused by factors such as financing and capital structures, taxation positions or regimes, restructuring, impairment and other charges. Please refer to the reconciliations of these measures below to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP.

Use of Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning the Company's possible or assumed future results of operations, business strategies, technology developments, financing and investment plans, dividend policy, competitive position, industry, economic and regulatory environment, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms, but are not the exclusive means of identifying such statements.

Forward-looking statements involve known and unknown risks, uncertainties, and other factors, many of which are beyond Clearwater Analytics’ control, that may cause the Company's actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties may cause actual results to differ materially from Clearwater Analytics’ current expectations and include, but are not limited to, the Company's ability to keep pace with rapid technological change and competitors in its industry, the possibility that market volatility, a downturn in economic conditions or other factors may cause negative trends or fluctuations in the value of the assets on the Company’s platform, the Company's ability to manage growth, the Company's ability to attract and retain skilled employees, the possibility that the Company's solutions fail to perform properly, disruptions and failures in the Company's and third parties’ computer equipment, cloud-based services, electronic delivery systems, networks and telecommunications systems and infrastructure, the failure to protect the Company, its customers’ and/or its vendors’ confidential information and/or intellectual property, claims of infringement of others’ intellectual property, risk factors related to the Company’s acquisition of JUMP Technology, including the Company’s ability to (i) successfully integrate the operations and technology of JUMP Technology with those of the Company, (ii) retain and incentivize the management of JUMP Technology, and (iii) retain the clients of JUMP technology, factors related to the Company's ownership structure and status as a “controlled company” as well as other risks and uncertainties detailed in Clearwater Analytics’ periodic public filings with the SEC, including but not limited to those discussed under "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2021 filed on March 16, 2022, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 that will be filed following this earnings release, and in other periodic reports filed by Clearwater Analytics with the SEC. These filings are available at www.sec.gov and on Clearwater Analytics’ website.

Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date of this press release and should not be relied upon as representing Clearwater Analytics’ expectations or beliefs as of any date subsequent to the time they are made. Clearwater Analytics does not undertake to and specifically declines any obligation to update any forward-looking statements that may be made from time to time by or on behalf of Clearwater Analytics.

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Clearwater Analytics Holdings, Inc.

Consolidated Balance Sheets

(In thousands, except share amounts and per share amounts, unaudited)

	December 31
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$250,724	$254,597
Short-term investments	4,890	—
Accounts receivable, net	72,972	50,190
Prepaid expenses and other current assets	28,679	16,551
Total current assets	357,265	321,338
Property and equipment, net	15,064	10,738
Operating lease right-of-use assets, net	24,114	—
Deferred contract costs, non-current	6,563	5,687
Debt issuance costs - line of credit	728	922
Other non-current assets	6,855	5,670
Intangible assets, net	29,456	—
Goodwill	43,791	—
Total assets	$483,836	$344,355
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$3,092	$1,416
Accrued expenses and other current liabilities	43,036	27,032
Notes payable, current portion	2,750	2,750
Operating lease liability, current portion	5,851	—
Tax receivable agreement liability	12,200	—
Total current liabilities	66,929	31,198
Notes payable, less current maturities and unamortized debt issuance costs	48,492	51,157
Operating lease liability, less current portion	19,505	—
Other long-term liabilities	10,524	132
Total liabilities	145,450	82,487
Stockholders' Equity
Class A common stock, par value $0.001 per share; 1,500,000,000 shares authorized, 61,148,890 shares issued and outstanding as of December 31, 2022, 47,948,888 shares issued and outstanding as of December 31, 2021	61	48
Class B common stock, par value $0.001 per share; 500,000,000 shares authorized, 1,439,251 shares issued and outstanding as of December 31, 2022, 11,151,110 shares issued and outstanding as of December 31, 2021	1	11
Class C common stock, par value $0.001 per share; 500,000,000 shares authorized, 47,377,587 shares issued and outstanding as of December 31, 2022 and December 31, 2021	47	47
Class D common stock, par value $0.001 per share; 500,000,000 shares authorized, 130,083,755 shares issued and outstanding as of December 31, 2022 and December 31, 2021	130	130
Additional paid-in-capital	455,320	388,591
Accumulated other comprehensive loss (loss)	609	(34)
Accumulated Deficit	(186,647)	(191,926)
Total stockholders' equity attributable to Clearwater Analytics Holdings, Inc.	269,521	196,867
Non-controlling interests	68,865	65,001
Total stockholders' equity	338,386	261,868
Total liabilities and Stockholders' Equity	$483,836	$344,355

Clearwater Analytics Holdings, Inc.

Consolidated Statements of Operations

(In thousands, except share amounts and per share amounts, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Revenue	$82,687	$69,762	$303,426	$252,022
Cost of revenue(2)	22,973	20,180	87,784	67,864
Gross profit	59,714	49,582	215,642	184,158
Operating expenses:
Research and development(2)	24,553	21,699	94,120	72,690
Sales and marketing(2)	14,383	12,914	52,638	39,065
General and administrative(2)	16,903	14,316	63,767	43,942
Total operating expenses	55,839	48,929	210,525	155,697
Income from operations	3,875	653	5,117	28,461
Interest (income) expense, net	(1,276)	421	(1,137)	25,682
Tax receivable agreement expense	5,939	—	11,639	—
Loss on debt extinguishment	—	—	—	10,303
Other (income) expense, net	778	147	(50)	83
Income (loss) before provision for income taxes	(1,566)	85	(5,335)	(7,607)
Provision for income taxes	401	(49)	1,360	487
Net income (loss)	(1,967)	134	(6,695)	(8,094)
Less: Net income attributable to non-controlling interests	941	33	1,272	119
Net income (loss) attributable to Clearwater Analytics Holdings, Inc.	$(2,908)	$101	$(7,967)	$(8,213)

Net income (loss) per share attributable to Class A and Class D common stock(1):
Basic and diluted	$(0.02)	$0.00	$(0.04)	$(0.05)

Weighted average shares of Class A and Class D common stock outstanding:
Basic and diluted	190,015,070	177,695,551	185,560,683	177,680,507

(1) Basic and diluted net loss per share of Class A and Class D common stock is applicable only for the period from September 24, 2021 to December 31, 2022, which is the period following our initial public offering and related transactions.

(2) Amounts include equity-based compensation as follows:

Cost of revenue	$1,761	$2,614	$9,043	$4,786
Operating expenses:
Research and development	3,947	4,497	17,950	10,409
Sales and marketing	3,259	3,278	12,711	7,059
General and administrative	6,134	7,068	24,166	14,441
General and administrative - JUMP acquisition	1,821	—	1,821	—
Total equity-based compensation expense	$16,922	$17,457	$65,691	$36,695

Clearwater Analytics Holdings, Inc.

Consolidated Statements of Cash Flows

(In thousands, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
OPERATING ACTIVITIES
Net income (loss)	$(1,967)	$134	$(6,695)	$(8,094)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	1,640	1,289	5,139	3,493
Noncash operating lease cost	1,600	—	5,950	—
Equity-based compensation	16,922	17,457	65,691	36,695
Change in tax receivable liability	6,500	—	12,200	—
Amortization of deferred contract acquisition costs	1,106	981	4,327	3,385
Amortization of debt issuance costs, included in interest expense	70	71	279	1,545
Debt extinguishment costs	—	—	—	10,303
Deferred tax benefit	(214)	(648)	(803)	(675)
Changes in operating assets and liabilities, excluding the impact of business acquisitions:
Accounts receivable, net	(4,444)	(1,191)	(19,495)	(17,308)
Prepaid expenses and other assets	(6,659)	(4,446)	(5,059)	(13,136)
Deferred commissions	(2,253)	(2,238)	(5,845)	(5,161)
Accounts payable	1,369	167	1,609	361
Accrued expenses and other liabilities	5,406	3,142	1,743	500
Accrued sales tax liability	(561)	(2,301)	(1,036)	(8,550)
Deferred revenue	—		—	—
Accrued interest on debt	—		—	—
Net cash provided by operating activities	18,515	12,417	58,005	3,358
INVESTING ACTIVITIES
Purchases of property and equipment	(1,877)	(1,526)	(7,758)	(5,025)
Purchase of short-term investments	—	—	(3,000)	—
Acquisition of business, net of cash acquired	(65,793)	—	(65,793)	—
Net cash used in investing activities	(67,670)	(1,526)	(76,551)	(5,025)
FINANCING ACTIVITIES
Proceeds from issuance of common units	—	—	—	1,560
Proceeds from exercise of options	10,358	2,571	18,284	2,830
Minimum tax withholding paid on behalf of employees for net share/ unit settlement	(624)	—	(3,189)	(2,185)
Repurchase of common units	—	—	—	(626)
Proceeds from employee stock purchase plan	1,814	—	4,215	—
Repayments of borrowings	(688)	(688)	(2,750)	(434,919)
Payments of costs associated with early repayment of debt	—	—	—	(2,029)
Proceeds from borrowings	—	—	—	55,000
Payment of debt issuance costs	—	—	—	(1,400)
Proceeds from initial public offering, net of underwriting discounts	—	—	—	582,188
Payment of costs associated with the IPO	—	(3,281)	(214)	(5,131)
Payment of tax distributions to Continuing Equity Owners	(117)	—	(117)	—
Net cash provided by (used in) financing activities	10,743	(1,398)	16,229	195,288
Effect of exchange rate changes on cash and cash equivalents	613	10	(1,556)	(112)
Change in cash and cash equivalents during the period	(37,799)	9,503	(3,873)	193,509
Cash and cash equivalents, beginning of period	288,523	245,094	254,597	61,088
Cash and cash equivalents, end of period	$250,724	$254,597	$250,724	$254,597

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$629	$266	$1,395	$26,113
Cash paid for income taxes	$619	$501	$2,044	$802
NON-CASH INVESTING AND FINANCING ACTIVITIES
Purchase of property and equipment included in accounts payable and accrued expense	$350	$322	$350	$322
Disposal of property and equipment	$3,098	$—	$3,098
Business acquisition holdback liability included in accrued expense and other long-term liabilities	$6,999	$—	$6,999
Direct costs incurred with the IPO included in other assets and accrued expenses	$—	$—		$214
Tax distributions payable to Continuing Equity Holders included in accrued expenses	$3,196	$169	$3,196	$169
Tax liability related to organization transaction included in accrued expenses	$—	$793	$—	$793

Clearwater Analytics Holdings, Inc.

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(In thousands, unaudited)

	Three Months Ended December 31,
	2022		2021
Net income (loss)	$(1,967)	(2%)	$134	0%
Adjustments:
Interest (income) expense, net	(1,276)	(2%)	421	1%
Depreciation and amortization	1,639	2%	1,289	2%
Equity-based compensation expense and related payroll taxes	15,935	19%	17,457	25%
Equity-based compensation expense related to JUMP acquisition	1,821	2%	—	—
Tax receivable agreement expense	5,939	7%	—	—
Other expenses(1)	2,257	3%	763	1%
Adjusted EBITDA	24,348	29%	20,064	29%
Revenue	$82,687	100%	$69,762	100%

	Year Ended December 31,
	2022		2021
Net loss	$(6,695)	(2%)	$(8,094)	(3%)
Adjustments:
Interest (income) expense, net	(1,137)	0%	25,682	10%
Loss on debt extinguishment	—	0%	10,303	4%
Depreciation and amortization	5,139	2%	3,493	1%
Equity-based compensation expense and related payroll taxes	64,704	21%	36,695	15%
Equity-based compensation expense related to JUMP acquisition	1,821	1%	—	—
Tax receivable agreement expense	11,639	4%	—	—
Other expenses(1)	5,665	2%	4,597	2%
Adjusted EBITDA	81,136	27%	72,676	29%
Revenue	$303,426	100%	$252,022	100%

(1) Other expenses includes management fees to our investors, income taxes, foreign exchange gains and losses and other expenses that are not reflective of our core operating performance including the costs to set up our Up-C structure and Tax Receivable Agreement, and transaction expenses including legal, accounting, banking, consulting, diligence, and other expenses related to completed and contemplated acquisitions.

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Up-C structure expenses	$—	$—	$158	$1,660
Transaction expenses	384	—	1,711	—
Amortization of prepaid management fees and reimbursable expenses	694	665	2,486	2,367
Provision for income tax expense	401	(49)	1,360	487
Miscellaneous	778	147	(50)	83
Total other expenses	$2,257	$763	$5,665	$4,597

Clearwater Analytics Holdings, Inc.

Reconciliation of Free Cash Flow

(In thousands, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Net cash provided by operating activities	$18,515	$12,417	$58,005	$3,358
Less: Purchases of property and equipment	1,877	1,526	7,758	5,025
Free Cash Flow	$16,638	$10,891	$50,247	$(1,667)

Clearwater Analytics Holdings, Inc.

Reconciliation of Non-GAAP Information

(In thousands, except share amounts and per share amounts, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Revenue	$82,687	$69,762	$303,426	$252,022

Gross profit	$59,714	$49,582	$215,642	$184,158
Adjustments:
Equity-based compensation expense and related payroll taxes	1,801	2,614	9,083	4,786
Depreciation and amortization	1,093	473	3,290	1,701
Gross profit, non-GAAP	$62,608	$52,669	$228,015	$190,645
As a percentage of revenue, non-GAAP	76%	75%	75%	76%

Cost of Revenue	$22,973	$20,180	$87,784	$67,864
Adjustments:
Equity-based compensation expense and related payroll taxes	1,801	2,614	9,083	4,786
Depreciation and amortization	1,093	473	3,290	1,701
Cost of revenue, non-GAAP	$20,079	$17,093	$75,411	$61,377
As a percentage of revenue, non-GAAP	24%	25%	25%	24%

Research and development	$24,553	$21,699	$94,120	$72,690
Adjustments:
Equity-based compensation expense and related payroll taxes	4,013	4,497	18,016	10,409
Depreciation and amortization	415	693	1,293	1,337
Research and development, non-GAAP	$20,125	$16,509	$74,811	$60,944
As a percentage of revenue, non-GAAP	24%	24%	25%	24%

Sales and marketing	$14,383	$12,914	$52,638	$39,065
Adjustments:
Equity-based compensation expense and related payroll taxes	3,937	3,278	13,389	7,059
Depreciation and amortization	87	67	286	249
Sales and marketing, non-GAAP	$10,359	$9,569	$38,963	$31,757
As a percentage of revenue, non-GAAP	13%	14%	13%	13%

General and administrative	$16,903	$14,316	$63,767	$43,942
Adjustments:
Equity-based compensation expense and related payroll taxes	6,184	7,068	24,216	14,441
Equity-based compensation expense related to JUMP acquisition	1,821	—	1,821	—
Depreciation and amortization	44	56	270	206
Management fees and reimbursed expenses	694	665	2,486	2,367
Transaction expenses	384	—	1,711	—
Up-C structure expenses	—	—	158	1,660
General and administrative, non-GAAP	$7,776	$6,527	$33,105	$25,268
As a percentage of revenue, non-GAAP	9%	9%	11%	10%

Income from operations	$3,875	$653	$5,117	$28,461
Adjustments:
Equity-based compensation expense and related payroll taxes	15,935	17,457	64,704	36,695
Equity-based compensation expense related to JUMP acquisition	1,821	—	1,821	—
Depreciation and amortization	1,639	1,289	5,139	3,493
Management fees and reimbursed expenses	694	665	2,486	2,367
Transaction expenses	384	—	1,711	—
Up-C structure expenses	—	—	158	1,660
Income from operations, non-GAAP	$24,348	$20,064	$81,136	$72,676
As a percentage of revenue, non-GAAP	29%	29%	27%	29%

Net income (loss)	$(1,967)	$134	$(6,695)	$(8,094)
Adjustments:
Equity-based compensation expense and related payroll taxes	15,935	17,457	64,704	36,695
Equity-based compensation expense related to JUMP acquisition	1,821	—	1,821	—
Depreciation and amortization	1,639	1,289	5,139	3,493
Tax receivable agreement expense	5,939	—	11,639	—
Management fees and reimbursed expenses	694	665	2,486	2,367
Transaction expenses	384	—	1,711	—
Up-C structure expenses	—	—	158	1,660
Loss on extinguishment of debt	—	—	—	10,303
Tax impacts of adjustments to net loss(1)	(7,205)	(5,564)	(23,874)	(13,604)
Net income, non-GAAP	$17,240	$13,981	$57,089	$32,820
As a percentage of revenue, non-GAAP	21%	20%	19%	13%

Net income per share(2) - basic, non-GAAP	$0.09	$0.08	$0.31	$0.18
Net income per share(2) - diluted, non-GAAP	$0.07	$0.06	$0.23	$0.13

Weighted-average common shares outstanding - basic	190,015,070	177,695,551	185,560,683	177,680,507
Weighted-average common shares outstanding - diluted	252,020,192	252,300,560	249,664,138	252,298,649

(1) The estimated non-GAAP effective tax rate was 29% for the three months and year ended December 31, 2022 and 2021, and has been used to adjust the provision for income taxes for non-GAAP net income and non-GAAP basic and diluted net income per share.

(2) Basic and diluted net loss per share of Class A and Class D common stock is applicable only for the period from September 24, 2021 to December 31, 2022, which is the period following our initial public offering and related transactions.